UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Sunshine Biopharma, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement if other than the Registrant)
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SUNSHINE BIOPHARMA, INC.

(a Colorado corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

SUNSHINE BIOPHARMA, INC.

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R 0A5

October 24, 2023

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2023 Annual Meeting of Stockholders on December 7, 2023, at 10:00 a.m., Eastern Time, which shall be held online. During the meeting we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials instead of mailing or emailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

I look forward to your participation at the meeting.

Yours truly,

Dr. Steve N. Slilaty
Chairperson of the Board of Directors

SUNSHINE BIOPHARMA, INC.

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R 0A5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 7, 2023

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held December 7, 2023

The Notice of 2023 Annual Meeting, Proxy Statement and our Annual Report on Form 10-K

are available at www.sunshinebiopharma.com

To the Shareholders of SUNSHINE BIOPHARMA, INC.

Pursuant to the Company’s Bylaws, please take notice that the 2023 Annual Meeting of Shareholders of Sunshine Biopharma, Inc. will be held online on December 7, 2023, at 10:00 a.m., Eastern Time, to vote on the following matters:

1.	To elect five (5) persons to our Board of Directors, to hold such office until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2023;

3.	To ratify and approve the Sunshine Biopharma 2023 Equity Incentive Plan;

4.	To approve a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-40 at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion;

5.	To conduct an advisory vote on executive compensation;

6.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

It is important that your share ownership be represented. Please vote using the procedures described on the Notice of Internet Availability of Proxy Materials which include a proxy card. Your vote will mean that you are represented at the Annual Meeting. Returning the proxy does not deprive you of your right to change your vote if you so desire.

October 16, 2023 has been fixed as the Record Date of the shareholders entitled to vote at the meeting and only holders of shares of our voting securities of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting online. There will not be a physical meeting to attend.

To participate in the Annual Meeting you will need to review the information included on your Notice on your proxy card or on the instructions that accompanied your proxy materials. Please note that you will need your 16-digit control number included on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

By Order of the Board of Directors

Dr. Steve N. Slilaty, Chairperson of the Board of Directors

Dated: October 24, 2023

Sunshine Biopharma, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 7, 2023

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of Sunshine Biopharma, Inc., a Colorado corporation (“we,” “us,” “our” or the “Company”), to be used in connection with Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on December 7, 2023, at 10:00 a.m. Eastern Time virtually via the Internet and at any adjournments or postponements thereof.

The Meeting will be held as a virtual meeting by webcast. You are entitled to participate in the Meeting only if you were a holder of the Company’s common stock as of the close of business on the Record Date.

You will be able to attend the meeting online. As an online attendee you may submit your questions during the meeting by visiting https://materials.proxyvote.com/867781. You also will be able to vote your shares online by attending the meeting virtually by webcast by visiting https://: www.virtualshareholdermeeting.com/SBFM2023

To participate in the meeting you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please note you will need your 16-digit control number included on your proxy card.

The online meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to attend by accessing the meeting prior to the start time leaving ample time for check-in. Please follow the registration instructions as outlined in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Meeting?

1.	To elect five (5) persons to our Board of Directors, until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2023;

3.	To approve the Company’s 2023 Equity Incentive Plan;

4.	To ratify a reverse stock split of our common stock by a ratio of not less than 1-for-2 and not more than 1-for-40 at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion;

5.	To conduct an advisory vote on executive compensation;

6.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation; and

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

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Who is entitled to vote at the Meeting and how many votes do they have?

Only stockholders of record at the close of business on October 16, 2023, the record date for the meeting, will be entitled to vote at the annual meeting. There were 25,678,290 shares of our common stock and 10,000 shares of Series B preferred shares outstanding on the Record Date. Each share of preferred stock is entitled to 1,000 votes.

Stockholder of Record: Shares Registered in Your Name

If on October 16, 2023, your shares of Sunshine Biopharma, Inc. common stock were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record you may vote by proxy. Whether or not you plan to attend the meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 16, 2023, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner you have the right to direct your broker or other agent on how to vote the shares in your account.

How do I vote?

You may vote by proxy in one of three ways:

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SBFM2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by proxy the individuals named on the proxy card (your “proxy”) will vote your shares in the manner you have indicated. If you grant a proxy without indicating your instructions, your shares will be voted for the approval of all of the Proposals.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

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By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Dr. Steve N. Slilaty, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

Other than the Proposals included below we do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at that you are changing or revoking your proxy.

All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes one-third of the outstanding shares of our common stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairperson of the Meeting or the stockholders present or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2024 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

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A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What vote is required to approve each Proposal?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of BF Borgers, CPA P.C., as independent auditors for the fiscal year ending December 31, 2023.

Proposal No. 3. To approve the Company’s 2023 Equity Incentive Plan; An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval of this Plan.

Proposal No. 4. To approve a Reverse Stock Split of the Company’s Common Stock; An affirmative vote of a majority of the outstanding shares of common stock is required for approval of the reverse split.

Proposal No. 5. Advisory Vote on Executive Compensation. The advisory vote on executive compensation will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs. However, your non-binding advisory votes described in Proposal 5 will not be construed (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Proposal No. 6. Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. With regard to the advisory vote on the frequency of future advisory votes on executive compensation, votes on the preferred voting frequency may be cast by choosing the option of one year, two years, three years, or “abstain” in response to this proposal. Votes cast on this proposal is not a vote to approve or disapprove the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

What are my voting choices when voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm?

When voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

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The affirmative vote of a majority of the votes cast is required for approval of the ratification of BF Borgers, CPA P.C. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers, CPA P.C.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of BF Borgers, CPA P.C., “FOR” approval of the 2023 Equity Incentive Plan “FOR” the reverse stock split, “FOR” approval of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2023 Proxy Statement, for “3 years” with respect to the frequency of future advisory votes on executive compensation, and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent (Equiniti Trust Company), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of common stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposals to ratify BF Borgers, CPA P.C. as independent auditors for the fiscal year ending December 31, 2023, and approval of the reverse split. The ratification of our independent registered public accounting firm and approval of the reverse split are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting our representatives will answer questions from stockholders.

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PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of common stock as of October 16, 2023, by (i) each of our directors, (ii) each of our executive officers, (iii) all of our directors and executive officers as a group, and (iv) any person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. The percentages listed are based upon 25,678,290 common shares issued and outstanding and 10,000 Series B Preferred shares outstanding as of October 16, 2023.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Votes(4)

Common	Dr. Steve N. Slilaty(1) 579 Rue Lajeunesse Laval, Quebec H7X 3K4, Canada	121,024	(2)	*
Series B Preferred		10,000		28.0%

Common	Camille Sebaaly(1) 3040 Levesque West, Suite 506 Laval, Quebec H7V 2G3, Canada	174,465		*

Common	Dr. Abderrazzak Merzouki(1) 731 Place de l’Eeau Vive Laval, Quebec H7Y 2E1, Canada	116,720		*

Common	Dr. Andrew Keller(1) c/o Sunshine Biopharma, Inc. 6500 Trans-Canada Highway, 4th Floor Pointe-Claire, Quebec H9R 0A5, Canada	0		*

Common	David Natan(1) c/o Sunshine Biopharma, Inc. 6500 Trans-Canada Highway, 4th Floor Pointe-Claire, Quebec H9R 0A5, Canada	0		*

Common	Dr. Rabi Kiderchah(1) c/o Sunshine Biopharma, Inc. 6500 Trans-Canada Highway, 4th Floor Pointe-Claire, Quebec H9R 0A5, Canada	1,625		*

Common	Malek Chamoun 1730 Rue Saint Patrick, Suite 601 Montreal, Quebec H3K 2H2, Canada	3,700,000		10.4%

	All Officers and Directors as Group (6 persons):	14,113,834	(2)(3)	39.6%

____________________

* Less than 1%.

(1)	Officer and/or director of our Company.
(2)	Includes 10,000 shares of the Company’s Series B Preferred Stock. Each share of Series B Preferred Stock is entitled to 1,000 votes.
(3)	Includes 3,700,000 common shares owned by Malek Chamoun, the President of Nora Pharma Inc., a company acquired by the Company in October 2022. Mr. Chamoun is not an officer or director of the Company. Dr. Slilaty controls the voting of Mr. Chamoun’s shares through a voting agreement between Mr. Chamoun and Dr. Slilaty dated October 20, 2022.
(4)	Total votes include 25,675,290 common shares and 10,000 Series B Preferred Shares having 1,000 votes per share.

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BOARD OF DIRECTORS

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held three (3) virtual meetings in FY 2022 and took action by consent pursuant to the laws of the State of Colorado on sixteen (16) occasions.  Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2022 and 2023, each nominee for director attended 100% of the meetings of the Board and all Committees on which they served.

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Dr. Steve N. Slilaty, Chairperson of the Board of Directors

Sunshine Biopharma, Inc.

6500 Trans-Canada Highway, 4th Floor

Pointe-Claire, Quebec H9R 0A5

Canada

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Mr. David Natan, Chairperson of the Audit Committee

Sunshine Biopharma, Inc.

6500 Trans-Canada Highway, 4th Floor

Pointe-Claire, Quebec H9R 0A5

Canada

Any communications may be made on an anonymous or confidential basis but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

Committees of the Board

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees which can be found at the investor relations section of the Company’s website at http://sunshinebiopharma.com. Copies are also available in print to any stockholder upon written request to Sunshine Biopharma, Inc., 6500 Trans-Canada Highway, 4th Floor, Pointe-Claire, Quebec, Canada H9R 0A5, Attention: Corporate Secretary. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

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Audit Committee

Our Board has established an Audit Committee, which is composed of three independent directors, Mr. David Natan (Chairperson), Dr. Keller, and Dr. Kiderchah. The Committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2022.

Audit Committee Matters.

The functions of the Audit Committee are more fully described under “Report of the Audit Committee” below. Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

The Board has determined that Mr. Natan is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee is financially literate and that at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Audit Committee Pre-Approval Policies.

The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm. The Audit Committee has delegated to its Chairperson the authority to grant any pre-approvals in between scheduled meetings. Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

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Compensation Committee

Our Board has established a Compensation Committee, which is composed of three independent directors (as defined under the general independence standards of the Nasdaq listing standards and our Corporate Governance Guidelines). Dr. Keller (Chairperson) is a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code). Mr. Natan and Dr. Kiderchash serve as the other members of this committee and meet similar requirements as noted herein. The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee was established in 2022 and met once in FY 2022.

Nominating and Corporate Governance Committee

Our Board has also established a Governance Committee. The Corporate Governance Committee consists of Mr. Natan, Chairperson and Dr. Keller and Dr. Kiderchah. The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee was established in 2022.

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Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles. Our Code of Business Conduct and Ethics is available on our website (https://sunshinebiopharma.com/).

Corporate Governance Guidelines

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

The Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering, as necessary, making recommendations on governance issues that should be addressed by the Board.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws provide for the election of directors at the Annual Meeting of shareholders. Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected.

The size of the Board of Directors will remain as previously set at five directors, all of whom are running for re-election. Therefore, the five directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees are currently directors of the Company.

Nominees for Directors

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position(s)

Dr. Steve N. Slilaty	71	President, Chief Executive Officer and Chairman

Dr. Abderrazzak Merzouki	59	Chief Operating Officer and Director

Dr. Rabi Kiderchah	51	Independent Director

Mr. David Natan	70	Independent Director

Dr. Andrew Keller	70	Independent Director

Each of the above persons, if reelected, will serve as directors until the Annual Meeting of Stockholders held in 2024 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

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Dr. Steve N. Slilaty was appointed as our chief executive officer and chairman of our board of directors on October 15, 2009. Dr. Slilaty is an accomplished scientist and business executive. His scientific publications are widely cited. Sunshine Biopharma is the third in a line of biotechnology companies that Dr. Slilaty founded and managed. The first, Quantum Biotechnologies Inc. later known as Qbiogene Inc., was founded in 1991 and is now a member of a family of companies owned by MP Biomedicals, one of the largest international suppliers of biotechnology reagents and other research products. The second company which Dr. Slilaty founded, Genomics One Corporation, conducted an initial public offering of its capital stock in 1999 and, on the basis of its ownership of Dr. Slilaty’s patented TrueBlue Technology, Genomics One became one of the key participants in the Human Genome Project and reached a market capitalization of $1 billion in 2000. Formerly, Dr. Slilaty was a research team leader at the Biotechnology Research Institute (Montreal), a division of the National Research Council of Canada. Dr. Slilaty is one of the pioneers of Gene Therapy having developed the first gene delivery system applicable to humans in 1983 [Science 220: 725-727 (1983)]. Dr. Slilaty's other distinguished scientific career accomplishments was the discovery of a new class of enzymes, the S24 Family of Proteases (IUBMB Enzyme: EC 3.4.21.88) [Proc. Natl. Acad. Sci. U.S.A. 84: 3987-3991 (1987)]. In addition, Dr. Slilaty (i) developed the first site-directed mutagenesis system applicable to double-stranded DNA [Analyt. Biochem. 185: 194-200 (1990)], (ii) cloned the gene for the first yeast-lytic enzyme (lytic b-1,3-glucanase) [J. Biol. Chem. 266: 1058-1063 (1991)], (iii) developed a new molecular strategy for increasing the rate of enzyme reactions [Protein Engineering 4: 919-922 (1991)], and (iv) constructed a powerful new cloning system for genomic sequencing (TrueBlue® Technology) [Gene 213: 83-91 (1998)]. Most recently, Dr. Slilaty, in collaboration with Institut National des Sciences Appliquée (France), State University of New York at Binghamton (USA) and École Polytechnique, Université de Montréal (Canada), designed, patented, and advanced the development the first, and currently the only known anticancer compound (Adva-27a) capable of destroying multidrug resistant cancer cells [Anticancer Res. 32: 4423 (2011) and US Patent Numbers: 8,236,935 and 10,272,065]. These and other works of Dr. Slilaty are cited in research papers, editorials, review articles and textbooks. Dr. Slilaty is the author of 18 original research papers and 10 issued and pending. These and other works of Dr. Slilaty are cited in research papers, editorials, review articles and textbooks. Dr. Slilaty received his Ph.D. degree in Molecular Biology from the University of Arizona in 1983 and Bachelor of Science degree in Genetics and Biochemistry from Cornell University in 1976. Dr. Slilaty has received research grants from the NIH and NSF and he is the recipient of the 1981 University of Arizona Foundation award for Meritorious Performance in Teaching. Dr. Slilaty’s scientific knowledge and experience qualifies him to serve on our board of directors.

Dr. Abderrazzak Merzouki was appointed as a director and our chief operating officer in February 2016. In addition to his positions with our Company, since January 2016 he has been self-employed as a consultant in the fields of biotechnology and pharmacology. From July 2007 through December 2016, Dr. Merzouki worked at the Institute of Biomedical Engineering in the Department of Chemical Engineering at Ecole Polytechnique de Montreal, where he taught and acted as a senior scientist involved in the research and development of plasmid and siRNA-based therapies. Dr. Merzouki is a molecular biologist and an immunologist with extensive experience in the area of gene therapy where he performed several preclinical studies for pharmaceutical companies involving the use of adenoviral vectors for cancer therapy and plasmid vectors for the treatment of peripheral arterial occlusions. Dr. Merzouki also has extensive expertise in the design of expression vectors, and production and purification of recombinant proteins. He developed technologies for production of biogeneric therapeutic proteins for the treatment of various diseases including cancer, diabetes, hepatitis and multiple sclerosis. Dr. Merzouki obtained his Ph.D. in Virology and Immunology from Institut Armand-Frappier in Quebec and received his post-doctoral training at the University of British Columbia and the BC Center for Excellence in HIV/AIDS research. Dr. Merzouki has over 30 publications and 70 communications in various, highly respected scientific journals in the field of cellular and molecular biology. Dr. Merzouki’s scientific knowledge and experience qualifies him to serve on our board of directors.

Dr. Rabi Kiderchah has served as a director since October 2021. Dr. Kiderchah is a licensed physician in Canada. From 2000 until August 2021, he was working at Argenteuil Hospital, Lachute, Quebec, Canada, as an emergency room physician. He has also worked as what is referred to in Canada as a “medecins depanneurs”, working in rural areas where there are not enough ER doctors. Since August 2011 he has worked at Rabi Kiderchah Medecin Inc. as a freelance physician in the Quebec, Canada area. He received a Bachelor of Science degree in 1994 and an MD degree in 1998 from the University of Montreal. Dr. Kiderchah’s medical and scientific knowledge and experience qualifies him to serve on our board of directors.

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David Natan has served as a director since February 10, 2022.  Since 2007, Mr. Natan has served as President and CEO of Natan & Associates, LLC, a consulting firm offering CFO services to public and private companies. From February 2010 to May 2020, Mr. Natan served as CEO of ForceField Energy, Inc. (OTCMKTS: FNRG), a company focused on LED lighting products. From February 2002 to November 2007, Mr. Natan served as CFO of PharmaNet Development Group, Inc., a drug development company, and, from June 1995 to February 2002, as CFO and VP of Global Technovations, Inc., a manufacturer and marketer of speaker components. Prior to that, Mr. Natan served in various roles with Deloitte & Touche LLP.  Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of NetBrands, Inc. (OTCMKTS: NBND), a distributor of snack products, since February 2021; and serves as a member of the Board of Directors and Chair of the Audit Committee of Titan Pharmaceuticals Inc. (“NASDAQ”: TTNP) a pharmaceutical company, since August 2022. Additionally, in December 2022, Mr. Natan was appointed to the board of Directors and Audit Committee Chair of Vivakor Inc. (NASDAQ: VIVK).  Mr. Natan holds a B.A. in Economics from Boston University.

Dr. Andrew M. Keller has served as a director since February 10, 2022. From 2016 through November 2019, Dr. Keller was the Chief Medical Officer at the Western Connecticut Medical Group, Bethel CT, a multispecialty health organization. He was employed by this group beginning in 1989, and in 2003 became Chief – Section of Cardiovascular Diseases.  Previously, Dr. Keller is an Associate Professor of Medicine at Columbia University. Dr. Keller retired as a practicing physician in 2019 and in 2020, entered and matriculated at Quinnipiac University College of Law, in May 2023 with a JD degree, Summa Cum Laud. He successfully passed the Connecticut bar exam in September 2023 and has been recommended for admission to the bar on November 3, 2023.  Dr. Keller received a Doctor of Medicine degree in 1979 from The Ohio State University and a Bachelor of Arts degree in Physics, Magna Cum Laude from Ithaca College in 1975. Dr. Keller’s medical and scientific knowledge and experience, as well as his status as a licensed attorney, qualify him to serve on our board of directors.

All of the nominees for director are directors presently. Our Nominating Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during FY 22022. We did not utilize any third-party search firms to assist in identifying potential director candidates during FY 2022. The Board, upon the recommendation of the Nominating Committee, has affirmatively determined that each of the following nominees for director is independent within our Corporate Governance Guidelines: Mr. Natan, Dr. Keller and Dr. Kiderchah.

The Nominating Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for directorships are selected by the Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter. The Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders wishing to suggest candidates to the Nominating Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating Committee. Our Bylaws set forth the procedures a stockholder must follow to nominate directors. These procedures are summarized in this Proxy Statement under the caption “Stockholder Proposals for 2024 Annual Meeting of Stockholders.”

RECOMMENDATION OF THE BOARD FOR PROPOSAL 1

Our Board of Directors unanimously recommend A VOTE FOR THE ELECTION
AS DIRECTORS OF THE NOMINEES LISTED ABOVE

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OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers.

Name	Age	Position(s)

Dr. Steve N. Slilaty	71	President, Chief Executive Officer and Chairman

Dr. Abderrazzak Merzouki	59	Chief Operating Officer

Camille Sebaaly	62	Chief Financial Officer and Secretary

Biographical information regarding Dr. Slilaty and Dr. Merzouki is provided under Proposal No. 1 above.

Camille Sebaaly was appointed as our chief financial officer, secretary and a director of our Company on October 15, 2009. He resigned as a director of the Company in October 2021. Since 2001, Mr. Sebaaly has been self-employed as a business consultant, primarily in the biotechnology and biopharmaceutical sectors. He held a number of senior executive positions in various areas including financial management, business development, project management and finance. As an executive and an entrepreneur, he combines expertise in strategic planning and finance with strong skills in business development and deal structure and negotiations. In addition, Mr. Sebaaly worked in operations, general management, investor relations, marketing and business development with emphasis on international business and marketing of advanced technologies including hydrogen generation and energy saving. In the area of marketing, Mr. Sebaaly has evaluated market demands and opportunities, created strategic marketing and business development plans, designed marketing communications and launched market penetration programs. Mr. Sebaaly graduated from State University of New York at Buffalo with an Electrical and Computer Engineering Degree in 1987.

EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered by our executive officers in all capacities during the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		All Other Compensation ($)	Total ($)

Dr. Steve N. Slilaty	2022	360,000	(1)	10,000	–		–	370,000
Chief Executive Officer and Director	2021	156,380	(1)	–	306,000	(2)	–	462,380

Camille Sebaaly	2022	300,000		630,000	–		–	930,000
Chief Financial Officer	2021	40,000		–	306,000	(2)	–	346,000

Dr. Abderrazzak Merzouki	2022	240,000		245,000	–		–	485,000
Chief Operating Officer and Director	2021	109,927		–	306,000	(2)	–	415,927

________________

(1)	Portions of these amounts were paid to Advanomics Corporation, a company controlled by Dr. Slilaty.
(2)	Represents stock award valued at $3.06 per share, the closing price of the common stock on the date of grant of January 6, 2021.

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Employment Agreements

On April 8, 2022, we entered into an employment agreement with Dr. Steve N. Slilaty, our Chief Executive Officer. Pursuant to the employment agreement, Dr. Slilaty will continue to serve as our CEO and will be paid a base annual salary of $360,000 (which will increase annually at the rate of the Consumer Price Index or 5%, whichever is higher). The employment agreement has a term of four years and will renew automatically for a term of an additional three years. In the event the employment agreement is terminated by the Company without cause, the Company will pay Dr. Slilaty $10 million. Upon expiration of the employment agreement, the Company will pay Dr. Slilaty $2 million.

Outstanding Equity Awards at 2022 Fiscal Year-End

We did not have any outstanding equity awards as of December 31, 2022.

Director Compensation

The following table sets forth compensation we paid to our directors during the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards	All Other Compensation	Total ($)
Dr. Rabi Kiderchah	60,000	–	–	–	60,000
Mr. David Natan	60,000	–	–	–	60,000
Dr. Abderrazzak Merzouki	60,000	–	–	–	60,000
Dr. Andrew Keller	60,000	–	–	–	60,000
Dr. Steve N. Slilaty	60,000	–	–	–	60,000

In 2022 we paid our directors an annual amount of $60,000 each. In 2023, director compensation was increased to $80,000 annually.

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PROPOSAL 2

RATIFICATION OF BF BORGERS, CPA P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed BF Borgers, CPA P.C., as our independent registered public accounting firm for the year ending December 31, 2023. A representative of BF Borgers, CPA P.C. is expected to be present at the Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers, CPA P.C. to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

Fees Paid to Independent Registered Public Accounting Firms

The following table presents fees for professional audit services rendered by B F Borgers, CPA P.C., our independent auditors during our fiscal year ended December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Audit Fees	$137,500	$75,600
Audit-related Fees	–	–
Tax Fees	–	–
All Other Fees	–	–
Total	$137,500	$75,600

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual financial statements included in our Form 10-K and reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

All Other Fees. Consists of amounts billed for services other than those noted above.

Until December 31, 2021, our entire Board of Directors performed the duties of an audit committee. Our Board of Directors evaluated the scope and cost of the engagement of an auditor before the auditor rendered audit and non-audit services. On February 15, 2022, the Board of Directors appointed our three independent directors as the members of our audit committee. Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.

The Board Recommends that You Vote “FOR”

the ratification of Ben Borgers, CPA P.C.

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PROPOSAL 3

APPROVAL OF THE COMPANY’S 2023 EQUITY INCENTIVE PLAN

Our Compensation Committee and our Board of Directors have approved the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) subject to shareholder approval at the Meeting. A copy of the 2023 Plan is attached as Appendix A to this information statement. The following summary of the 2023 Plan is qualified by reference to the full text of the 2023 Plan.

Summary of the 2023 Plan

The 2023 Plan will terminate on the tenth anniversary of the date of approval by the Board, unless earlier terminated by the Board. The purposes of the 2023 Plan are to (a) enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

The maximum number of shares of common stock that may be issued under the 2023 Plan will initially be 3,320,988. In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2023 Plan and any award agreements, the exercise price of options and the maximum number of shares of common stock subject to awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award.

Administration.    A committee comprising one or more members (the “Committee”) or, in the Board’s sole discretion, the Board administers the 2023 Plan. The Committee has authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, restricted stock, or restricted stock units. The Committee has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2023 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Committee made under the 2023 Plan are conclusive and bind all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Eligibility.    Participation is limited to employees, directors, as well as consultants who are selected by the Committee to receive an award. Eligible persons will receive awards under the 2023 Plan on the basis of furthering the purposes of the 2023 Plan, which are to (a) attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

Stock Options.    The Committee may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2023 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and non-statutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company.

The exercise price of an option shall not be less than the fair market value of the common stock at the time of grant. However, an option may be granted with an exercise price lower than the fair market value if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Internal Revenue Code of 1986. The Committee also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

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Stock Awards; Restricted Stock.    The 2023 Plan provides for awards of shares of restricted common stock or an award of hypothetical common stock units. Generally, awards of restricted stock and restricted stock units are subject to the requirement that the shares be forfeited to the extent provided in the grant agreement. Recipients of an award of restricted stock shall generally have the rights and privileges of a shareholder as to such restricted stock, including the right to vote such restricted stock and the right to receive dividends; provided that, any dividends with respect to the restricted stock shall be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. Recipients of restricted stock units shall have no voting rights. To the extent provided in the award agreement, the holder of restricted stock units shall be entitled to be credited with dividend equivalent payments at the sole discretion of the Committee.

General Provisions Applicable to All Awards.    ISOs will not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. NSOs may, in the sole discretion of the Committee, be transferable to a Permitted Transferee (as defined under the 2023 Plan), upon written approval by the Committee to the extent provided in the award agreement. Shares delivered under the 2023 Plan may consist of either authorized but unissued or treasury shares.

Change in Control.    In the event of a Change in Control (as defined under the 2023 Plan), the Committee may, but will not be obligated to accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award, cancel awards and cause to be paid to the holders of vested awards the value of such awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any option with an option exercise price that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Committee may cancel the option without the payment of consideration therefor, provide for the issuance of substitute awards or the assumption or replacement of such awards; or provide written notice to Participants that for a period of at least ten days prior to the Change in Control, such awards shall be exercisable, to the extent applicable, as to all shares of common stock subject thereto and upon the occurrence of the Change in Control, any awards not so exercised shall terminate and be of no further force and effect.

Amendment.    The Board at any time may amend or terminate the 2023 Plan, provided that, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or regulations. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2023 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2023 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs.    In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

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NSOs.    In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Stock options awarded under the 2023 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

The Board Recommends that You Vote “FOR”

Approval of the 2023 Equity Incentive Plan

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PROPOSAL 4

APPROVAL OF A PROPOSED REVERSE STOCK SPLIT

The Company’s Board of Directors has approved, subject to shareholder approval at the Meeting, a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of no less than 1-for-2 and no more than 1-for-40 (the “Reverse Split”), to be effectuated at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion.

Reasons for the Reverse Split

On March 24, 2023, the Company received a deficiency letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Common Stock, for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”). The Notice has no immediate effect on the continued listing status of the Common Stock on the Nasdaq Capital Market, and, therefore, the Company's listing remains fully effective.

The Company was provided a compliance period of 180 calendar days from the date of the Notice, or until November 21, 2022, to regain compliance with Nasdaq Listing Rule 5550(a)(2). This compliance period was extended for an additional 180 days in September 2023. If at any time before March 21, 2024, the closing bid price of the Company’s Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Rule, and the matter would be resolved.

If the Company does not regain compliance within the allotted compliance period Nasdaq will provide notice that the Company's Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel.

To remedy this situation the Board has authorized the Reverse Split with the primary intent of increasing the per share trading price of the common stock, which is listed on the Nasdaq Capital Market under the symbol “SBFM.” The Reverse Split is being effectuated in order to raise the trading price of the common stock so that we can regain compliance with the Minimum Bid Price Rule. The Company will be deemed to cure the minimum price per share deficiency if its stock price exceeds $1.00 per share and the price remains above that level for at least the 10 trading days following the effectiveness of the Reverse Split.

Potential Effects of the Reverse Split

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock based on the Reverse Split ratio determined by the Board of up to 1-for-40 and to raise the per share trading price of our common stock.

As of the Record Date, our issued and outstanding securities are as follows:

•	25,678,290 shares of common stock;

•	10,000 shares of Series B Preferred Stock; and

•	25,741,046 warrants to purchase shares of common stock.

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Depending on the Reverse Split ratio determined by the Board, a minimum of 2 and a maximum of 40 shares of existing common stock will be combined into one new share of common stock. The table below shows, as of the Record Date, the number of outstanding shares of common stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split
1-for-2	12,839,145
1-for-3	8,559,430
1-for-5	5,135,658
1-for-10	2,567,829
1-for-15	1,771,886
1-for-20	1,283,915
1-for-30	855,943
1-for-40	641,957

Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our common stock outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Potential Advantages of the Reverse Split

The Board has authorized the Reverse Split with the primary intent of increasing the per share trading price of the common stock, so that we can regain compliance with the Minimum Bid Price Rule. The Reverse Split may also help with the Company’s future financing needs, increase investment interest, broaden the pool of investors and increase trading volume and help:

•	make the common stock more marketable;

•	attract new investors who are reluctant to invest in shares with low prices;

•	attract investment from certain institutional investors and investment funds who are presently prevented under their guidelines from investing in our stock at its current price levels; and

•	attract and retain employees who may be less likely to work for a company with a low stock price.

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The Board believes that the Reverse Split may also provide the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock-based acquisitions and strategic alliances and provide a more manageable number of shares issued and outstanding, allowing the Company’s management to more efficiently manage shareholders’ interests.

The Board considered that, as a matter of policy, many institutional investors will not purchase stocks trading below certain minimum price levels, and brokers often discourage their customers from purchasing such stocks. We believe that these concerns will be reduced if the price per share of our common stock increases.

The Reverse Split may also reduce the relatively high transaction costs and commissions incurred by our shareholders due to our currently low per share trading price. The structure of trading commissions, when they are set at a fixed price per share, can have an adverse impact on holders of lower-priced securities because the brokerage commissions generally represent a higher percentage of the sales prices of lower-priced securities than they do on higher-priced issues, which may discourage trading in such lower-priced securities. If the price of our shares is higher, then the adverse impact of these commissions could be reduced.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to a factor of 30 so that the Company can regain compliance with the Minimum Bid Price Rule. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time.

While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by an equivalent multiple or result in any permanent increase in the market price of our common stock. The price of our common stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly. Furthermore, we cannot assure you that after the Reverse Split we will regain compliance with the Minimum Bid Price Rule or be able to maintain compliance with the other Nasdaq Capital Market listing requirements.

The number of shares held by each individual shareholder would be reduced if the Reverse Split is implemented. This may also increase the number of shareholders who hold less than a “round lot,” or 100 shares. The transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

The Articles of Amendment to the Company’s Articles of Incorporation will be filed with the Secretary of State of the State of Colorado. The actual timing of the filing of the Articles of Amendment with the Secretary of State of the State of Colorado to affect the Reverse Split will be determined by our Board. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Colorado or at such time and date as specified in the Articles of Amendment (the “Effective Time”).

Upon the filing of the Articles of Amendment, without further action on our part or our shareholders, the outstanding shares of common stock held by shareholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on the Reverse Split ratio determined by the Board.

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Effect on Outstanding Shares and Certain Other Securities

If the Reverse Split is implemented, the number of shares our common stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each shareholder will remain unchanged except for any de minimus change resulting from the treatment of fractional shares as described below.

Any outstanding warrants and other securities entitling the holders to purchase shares of the Company's common stock would be adjusted as a result of the Reverse Split, as required by the terms of these particular securities. The conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the Reverse Split ratio determined by the Board.

Exchange of Stock Certificates; Fractional Shares

At the Effective Time of the Reverse Split, automatically, without any action on the part of any shareholder, the Company’s issued and outstanding shares of common stock (“Old Common Stock”) shall be converted into new shares of common stock (“New Common Stock”) on the basis of the Reverse Split ratio determined by the Board. Each holder of a certificate or certificates, which, immediately prior to the Effective Time, represented outstanding shares of Old Common Stock, will, from and after the Effective Time, be entitled to receive a certificate or certificates representing the shares of New Common Stock into which the shares of Old Common Stock are reclassified in connection with the Reverse Split.

As of the Record Date, we had 106 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split to result in a significant reduction in the number of record holders.

Until surrendered, we will deem outstanding certificates representing shares of Old Common Stock (the “Old Certificates”) held by shareholders to be cancelled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of New Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legend on the back of the New Certificate.

Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to affect the Reverse Split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

Our Board does not intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of issuing fractional shares, the Company will round shares up to the nearest whole number and all shares of Old Common Stock eliminated as a result of the Reverse Split will be cancelled. Shareholders who otherwise would be entitled to receive fractional shares because they hold, as of the Effective Time of the Reverse Split, a number of shares of our Old Common Stock not evenly divisible will be entitled to one share of New Common Stock.

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Effect on Authorized Shares

If and when our Board elects to affect the Reverse Split, the authorized number of shares of our common stock will remain at 3,000,000,000. Accordingly, there will be no reduction in the number of authorized shares of our common stock in proportion to the Reverse Split ratio. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease and the additional authorized shares of common stock will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.

We do not currently have any plans, proposals or arrangements to issue any of the authorized shares which would become newly available as a result of the Reverse Split, as the Company currently has sufficient authorized shares to be issued in connection with any planned capital raise or outstanding securities, including options and warrants. Nevertheless, in order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, our Board believes the number of shares of common stock should be maintained at 3,000,000,000 shares.

Accounting Consequences

Pursuant to the Reverse Split, the par value of the common stock will remain $0.001 per share. As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split.  Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Text of Proposed Amendment; Effectiveness

The Reverse Split will be effectuated by filing Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Colorado. The text of the proposed Articles of Amendment is set forth in Appendix B to this Proxy Statement. If and when effected by our Board, the Articles of Amendment will become effective upon its filing with the Secretary of State of the State of Colorado.

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PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table below (“named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders.

This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Sunshine Biopharma, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2023 Proxy Statement, as such compensation is disclosed in the Company’s 2023 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Although the vote is non-binding, our Board and the Compensation Committee will review the voting results. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation and Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs. However, your non-binding advisory votes described in this Proposal 5 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

The Board Recommends that You Vote “FOR”

approval of the compensation of the company’s executive officers who are named in the summary compensation table of the company’s 2023 proxy statement

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PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 5 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The Board of Directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the recommendation of the Board of Directors but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

The Board Recommends that You Vote for “three years”

as the frequency of future advisory votes on executive compensation

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The Audit Committee

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2022, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

None of the members of our Audit Committee are professional accountants. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that BF Borgers, CPA P.C. is in fact “independent.”

Submitted by:

Audit Committee

David Natan (Chairperson)
Dr. Rabi Kiderchah
Dr. Andrew Keller

October 16, 2023

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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Certain Relationships and Related Transactions

Related Party Transactions

A Note Payable dated December 31, 2019. held by our CEO having a Face Value of $128,269 and accruing interest at 12% was due December 31, 2020. On December 31, 2020, we renewed the Note together with accrued interest of $15,392 for a 12-month period. The new Note had a face value of $143,661, accrued interest at 12% per annum, and had a maturity date of December 31, 2021. On August 24, 2021, we paid off the entire principal balance of this Note, together with accrued interest of $12,929 by issuing cash payment of $156,590.

2022 ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, is available on our website, http://sunshinebiopharma.com.

OTHER MATTERS

As of the date of this Proxy Statement the Board does not intend to present any matter for action at the 2023 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR

2024 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2024 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by June 30, 2024. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2024 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2023, and no later than June 30, 2024.

Our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2024 Annual Meeting of Stockholders not later than the close of business on June 30, 2024, and not earlier than the close of business on December 29, 2023.

Each notice of a stockholder proposal must set forth:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

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The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board,

Camille Sabaaly
Corporate Secretary

October 24, 2023

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Appendix A

Sunshine Biopharma, Inc. 2023 Equity Incentive Plan

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Sunshine Biopharma, Inc. 2023 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Sunshine Biopharma, Inc., a Colorado corporation (the "Company"), to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Stock and (d) Restricted Stock Units.

2. Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Restricted Stock Award or a Restricted Stock Unit Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means, unless the applicable Award Agreement provides otherwise:

With respect to any Employee or Consultant:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) failure to perform such duties as are reasonably requested by the Board; (ii) material breach of any agreement with the Company or an Affiliate, or a material violation of the Company's or an Affiliate's code of conduct or other written policy; (iii) commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (iv) use of illegal drugs or abuse of alcohol that materially impairs the Participant's ability to perform his or her duties to the Company or an Affiliate; or (v) gross negligence or willful misconduct with respect to the Company or an Affiliate.

Appendix A-1

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the Director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means:

(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock;

(b) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company's stock possessing 50% or more of the total voting power of the stock of such corporation;

(c) A majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(d) One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.4 and Section 3.5.

"Common Stock" means the voting common stock, $0.001 par value per share, of the Company.

Appendix A-2

"Company" means Sunshine Biopharma, Inc., a Colorado corporation, and any successor thereto.

"Consultant" means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services, whether or not compensated for such services.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

"Detrimental Activity" means any of the following: (i) unauthorized disclosure of any confidential or proprietary information of the Company or any of its Affiliates; (ii) any activity that would be grounds to terminate the Participant's employment or service with the Company or any of its subsidiaries for Cause; (iii) the breach of any non-competition, non-solicitation, non-disparagement or other agreement containing restrictive covenants, with the Company or its Affiliates; (iv) fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion; or (v) any other conduct or act determined to be materially injurious, detrimental or prejudicial to any interest of the Company or any of its Affiliates, as determined by the Committee in its sole discretion.

"Director" means a member of the Board.

"Disability" means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 14.10.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

Appendix A-3

"Fair Market Value" means, on a given date, (i) if there is a public market for the shares of Common Stock on such date, the closing price of the shares as reported on such date on the principal national securities exchange on which the shares are listed or, if no sales of shares have been reported on any national securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted, and (ii) if there is no public market for the shares of Common Stock on such date, then the fair market value shall be determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A and 422 of the Code.

“Fully Diluted Capitalization” means the number of issued and outstanding shares of the Company's capital stock, assuming the conversion or exercise of all of the Company's outstanding convertible or exercisable securities, including shares of convertible Preferred Stock and all outstanding vested or unvested options or warrants to purchase the Company's capital stock.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; or (b) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

"Plan" means this Sunshine Biopharma, Inc. 2023 Equity Incentive Plan, as amended and/or amended and restated from time to time.

Appendix A-4

"Restricted Period" has the meaning set forth in Section 7.

"Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more officers of the Company;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

Appendix A-5

(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

3.2 Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumed award shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. The Committee may also grant Awards under the Plan in settlement of or in substitution for outstanding awards or obligations to grant future awards in connection with the Company or an Affiliate acquiring another entity, an interest in another entity, or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

3.3 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.4 Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.5 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Directors appointed to the Committee from time to time by the Board.

Appendix A-6

3.6 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of 3,320,988 shares of Common Stock shall be initially available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.3 Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option or (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation.

4.4 If the Committee authorizes the assumption of awards pursuant to Section 3.2 or Section 12.1 hereof, the assumption will reduce the number of shares available for issuance under the Plan in the same manner as if the assumed awards had been granted under the Plan.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted to Employees only. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Appendix A-7

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Method of Exercise. The Option Exercise Price shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve: (i) by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) by a "net exercise" procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Option Exercise Price; (iii) by any combination of the foregoing methods; or (iv) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the Option Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

Appendix A-8

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

6.12 Detrimental Activity. Unless otherwise provided in an Award Agreement, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable on the date on which an Optionholder engages in Detrimental Activity.

7. Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or an Award of hypothetical Common Stock Units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock. Restricted Awards may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

7.1 Restricted Stock. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

Appendix A-9

7.2 Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. To the extent provided in an Award Agreement, the holder of Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, at the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as provided by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable to the Participant upon the release of restrictions on such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments.

7.3 Restrictions.

(a) Restrictions on Restricted Stock. Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) Restrictions on Restricted Stock Units. Restricted Stock Units awarded to a Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c) Committee Discretion to Remove Restrictions. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock or Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the Grant Date, such action is appropriate.

7.4 Restricted Period. The Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Award at any time and for any reason (or provide that an Award of Restricted Stock will be deemed immediately fully vested). The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

7.5 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.3(a) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any dividends credited to the Participant's account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each outstanding Restricted Stock Unit and any dividend equivalent payments credited to the Participant's account with respect to such Restricted Stock Units and the interest thereon, if any; provided, however, that if explicitly provided in the Award Agreement, the Committee may, in its sole discretion, elect to pay part cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock.

Appendix A-10

8. Securities Law Compliance.

8.1 Securities Registration. No Awards shall be granted under the Plan and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan unless and until the Company and/or the Participant have complied with all applicable federal and state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

8.2 Representations; Legends. The Committee may, as a condition to the grant of any Award or the exercise of any Option under the Plan, require a Participant to (i) represent in writing that the shares of Common Stock received in connection with such Award are being acquired for investment and not with a view to distribution and (ii) make such other representations and warranties as are deemed appropriate by counsel to the Company. Each certificate representing shares of Common Stock acquired under the Plan shall bear a legend in such form as the Company deems appropriate.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

Appendix A-11

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and the maximum number of shares of Common Stock subject to Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code.

12. Effect of Change in Control.

12.1 In the event of a Change in Control, the Committee may, but shall not be obligated to:

(a) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award;

(b) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Option Exercise Price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor;

(c) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; or

(d) provide written notice to Participants that for a period of at least ten days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect.

12.2 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

Appendix A-12

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Clawback; Forfeiture . Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, provide in an Award Agreement or otherwise that the Committee may cancel such Award if the Participant has engaged in or engages in any Detrimental Activity. The Committee may, in its sole discretion, also provide in an Award Agreement or otherwise that (i) if the Participant has engaged in or engages in Detrimental Activity, the Participant will forfeit any gain realized on the vesting, exercise or settlement of any Award, and must repay the gain to the Company and (ii) if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with Applicable Laws.

14.2 Reserved.

14.3 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.4 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.5 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.6 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

Appendix A-13

14.7 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.8 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.9 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.10 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.11 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.12 Expenses. The costs of administering the Plan shall be paid by the Company.

14.13 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.14 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.15 Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, provided that no Incentive Stock Option may be granted unless and until (i) the Plan is approved by shareholders of the Company and (ii) such approval by shareholders of the Company is received within 12 months of the Effective Date.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically ten years following the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Colorado shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of __________, 2023.

Appendix A-14

Appendix B

Articles of Amendment

ARTICLES OF AMENDMENT
Relating to
STOCK SPLIT TRANSACTION
of
SUNSHINE BIOPHARMA, INC

Pursuant to CRS 7-106-105 of the Colorado Business Corporation Act

I, Dr. Steve N. Slilaty, President and Chief Executive Officer of Sunshine Biopharma, Inc., a corporation organized and existing under the Colorado Business Corporation Act (the “Company”), in accordance with the provisions of Section 7-106-105 thereof, DO HEREBY CERTIFY:

1. That, on October 16, 2023, in accordance with CRS 7-108-202 of the Colorado Business Corporation Act, the Board of Directors of the Company adopted a resolution authorizing a reverse stock split. On ___________________, 2023, the Board of Directors adopted the ratio of the reverse stock split to be _____.

2. That, on December __, 2023, in accordance with CRS 7-107-104 of the Colorado Business Corporation Act, the requisite majority of the shareholders of the Company entitled to vote approved the resolution adopted by the Board of Directors authorizing a reverse stock split.

3. That said resolution of the Board of Directors of the Company authorizing the reverse stock split of the Company’s Common Stock, provides that Article II of the Company’s Articles of Incorporation, as amended, shall not be amended as a result of the reverse stock split, but shall remain as stated below herein. Effective as of the close of business on June __, 2023 (the “Effective Time”), the filing of this Amendment shall affect a reverse stock split pursuant to which each ___ shares of Common Stock issued and outstanding shall be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock. The number of authorized shares and the par value of the Common Stock and Preferred Stock shall not be affected by the reverse stock split. The corporation shall not issue fractional shares to shareholders holding less than one (1) share of Common Stock as a result of the reverse stock split. Rather, all fractional shares held by shareholders holding less than one (1) share of Common Stock will be rounded up.

And the first paragraph of Section 1 of the Article thereof numbered “II” of Attachment 1 to the Articles of Incorporation shall remain as stated, including the following:

Section 1. Number: The amount of the total authorized capital stock of the corporation shall be three billion thirty million (3,030,000,000) shares consisting of Three Billion (3,000,000,000) shares of Common Stock, $0.001 par value per share, and Thirty Million (30,000,000) shares of Preferred Stock, par value $0.10 per share, consisting of Twenty Nine Million (29,000,000) undesignated shares of Preferred Stock, $0.10 par value per share and One Million (1,000,000) shares of Series “B” Preferred Stock, par value $0.10 per share, the designations, preferences, limitations and relative rights of the shares of each such class are as follows:

4. That in accordance the Colorado Business Corporation Act these Articles of Amendment shall be effective on June __, 2023 at market open.

IN WITNESS WHEREOF, I have executed and subscribed these Articles of Amendment on behalf of the Company and do affirm the foregoing as true this __ day of December 2023.

By: ______________________________
Dr. Steve N. Slilaty
President and Chief Executive Officer

Appendix B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V25104 - P00360 1) Dr. Steve N. Slilaty 2) Dr. Abderrazzak Merzouki 3) Dr. Rabi Kiderchah 4) Mr. David Natan 5) Dr. Andrew Keller 4 . To approve a reverse stock split of our common stock by a ratio of not less than 1 - for - 2 and not more than 1 - for - 40 at any time prior to the one year anniversary of filing the definitive information statement with respect to the reverse split, with the Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its discretion ; 2. To ratify the appointment of BF Borgers, CPA P . C . as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31 , 2023 ; 3. To ratify and approve the Sunshine Biopharma 2023 Equity Incentive Plan ; 5. To conduct an advisory vote on executive compensation; Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . 6. To conduct an advisory vote on the frequency of future advisory votes on executive compensation; 7. To transact such other business as may properly come before the meeting or any adjournment thereof. 1 . To elect five (5) persons to our Board of Directors, until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified ; For Withhold For All All All Except ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! SUNSHINE BIOPHARMA, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 1 Year 2 Years 3 Years Abstain 3 Years on the following proposal: SUNSHINE BIOPHARMA, INC. 6500 TRANS - CANADA HIGHWAY 4TH FLOOR POINTE - CLAIRE, QUEBEC, CANADA H9R 0A5 ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www . proxyvote . com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/SBFM 2023 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time the day before the cut - off date or meeting date . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . SCAN TO VIEW MATERIALS & VOTE 

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com. V25105 - P00360 SUNSHINE BIOPHARMA, INC. Annual Meeting of Shareholders December 7, 2023 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Dr . Steve N . Slilaty with power of substitution, as proxy to vote the Common shares of the undersigned in Sunshine Biopharma, Inc . at the Annual Meeting of Shareholders to be held virtually on Thursday, December 7 , 2023 , at 10 : 00 a . m . Eastern Time, and at any adjournments or postponements thereof upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith . Indicate your vote by a  . It is recommended that you vote FOR all items . The proxy statement is furnished to holders of the Company’s Common shares in connection with the solicitation of proxies by the Board of Directors of Sunshine Biopharma, Inc . (the “Company”, “we”, “our”, or “us”) in connection with the Annual Meeting of Shareholders of the Company to be held on Thursday, December 7 , 2023 , at 10 : 00 a . m . Eastern Time virtually via the Internet . The Annual Meeting of Shareholders will be held as a virtual meeting of Warrant Holders by webcast . You are entitled to participate in the Annual Meeting only if you were a holder of the Company’s Common shares as of the close of business on the Record Date . You will be able to attend the Annual Meeting virtually online . As an online attendee, you may submit your questions during the Annual Meeting by visiting https : //materials . proxyvote . com/ 867781 . You also will be able to vote your Common shares online by attending the Annual Meeting virtually by webcast by visiting https : //www . virtualshareholdermeeting . com/SBFM 2023 . PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND EITHER MAIL OR EMAIL IT PROMPTLY TO THE STREET OR E - MAIL ADDRESS AS PROVIDED HEREIN . Continued and to be signed on reverse side